UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2005

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12630	36-3910279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois  60523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 586-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Annual Meeting of Shareholders of CenterPoint Properties Trust was held on May 16, 2005.

The following trustees were elected at the meeting to serve until the next annual meeting of shareholders or special meeting of shareholders held in place thereof and until their respective successors are elected and qualified:

Nicholas C. Babson

Martin Barber

Norman R. Bobins

Alan D. Feld

Paul S. Fisher

John S. Gates, Jr.

Donald A. King, Jr.

Michael M. Mullen

Thomas E. Robinson

John C. Staley

Robert L. Stovall

Also at the meeting, the shareholders ratified the appointment of PricewaterhouseCoopers, LLP as CenterPoint’s independent auditor for 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland business trust

Dated: May 17, 2005	By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer
Secretary